Park Sterling Corporation

2013Q1 Earnings Conference Call

April 25, 2013

Forward Looking Statements and Non-GAAP Measures

PARKSTERLING

Forward Looking Statements

This presentation contains, , and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions, including financial and other estimates and expectations regarding the merger with Citizens South Banking Corporation; the general business strategy of engaging in bank mergers, organic growth, branch openings and closings, expansion or addition of product capabilities, expected footprint of the banking franchise and anticipated asset size; anticipated loan growth; changes in loan mix and deposit mix; capital and liquidity levels; net interest income, provision expense, noninterest income and noninterest expenses; credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels; the amount, timing and prices of share repurchases; and other similar matters. These forward-looking statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to Park Sterling at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: failure to realize synergies and other financial benefits from the Citizens South merger within the expected time frames; increases in expected costs or decreases in expected savings or difficulties related to integration of the merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative or soft economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; the impact of deterioration of the United States credit standing; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, the company's financial performance, market conditions generally or modification, extension or termination of the authorization by the board of directors, in each case impacting purchases of common stock; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

First Quarter Highlights

PARKSTERLING

Strong Financial Performance (1)

- Record quarterly earnings
  - Adjusted net income available to common shareholders* increased $236,000 (7%) to $3.8 million, or $0.09 per share
  - Adjusted net interest margin* increased 2 basis points to 4.15%
  - Adjusted annualized return on average assets* increased 8 basis points to 0.77%
  - Adjusted noninterest expenses* of $15.2 million reflect additional merger cost savings
- Continued asset quality improvement
  - Nonperforming loans to total loans decreased from 1.31% to 1.29%
  - Nonperforming assets to total assets decreased from 2.11% to 1.93%
  - Adjusted annualized net recoveries* of 0.08%
  - Adjusted allowance to total loans* of 4.54%
- Capitalization levels strengthen
  - Tangible common equity to tangible assets* increased from 11.05% to 11.51%
  - Tier 1 leverage ratio increased from 11.25% to 11.72%
- Continued successful integration of Citizens South
  - Systems network conversion completed during 2013Q1
  - Core conversion completed weekend of April 12th

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Comparisons to December 31, 2012 and the three months then ended.

Earnings Profile

PARKSTERLING

Three Month Results

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Net Income					
Total interest income	$ 13,397	$ 11,642	$ 11,431	$ 21,422	$ 19,323
Total interest expense	1,678	1,542	1,460	1,890	1,587
Net interest income	11,719	10,100	9,971	19,532	17,736
Provision for loan losses	123	899	7	994	309
Net interest income after provision	11,596	9,201	9,964	18,538	17,427
Noninterest income	1,955	2,563	3,318	3,808	3,568
Noninterest expense	11,003	10,835	12,203	20,253	16,031
Pretax income	2,548	929	1,079	2,093	4,964
Tax expense	825	251	459	771	1,724
Net income	$ 1,723	$ 678	$ 620	$ 1,322	$ 3,240
Preferred dividends	-	-	-	51	51
Net income available to common	$ 1,723	$ 678	$ 620	$ 1,271	$ 3,189
Net income available to common per share	$ 0.05	$ 0.02	$ 0.02	$ 0.03	$ 0.07
Weighted average dilutive shares	*32,075,398*	*32,120,402*	*32,138,554*	*44,025,874*	*44,069,053*
Adjusted Net Income*					
Reported pretax income	$ 2,548	$ 929	$ 1,079	$ 2,093	$ 4,964
Plus: merger-related expenses	930	434	1,364	3,167	836
Less: gain on sale of securities	-	(489)	(989)	-	-
Adjusted pretax income	3,478	874	1,454	5,260	5,800
Tax expense	1,118	281	467	1,691	1,995
Adjusted net income	$ 2,360	$ 593	$ 987	$ 3,569	$ 3,805
Preferred dividends	-	-	-	51	51
Adjusted net income available to common	$ 2,360	$ 593	$ 987	$ 3,518	$ 3,754
Adjusted net income available to common per share	$ 0.07	$ 0.02	$ 0.03	$ 0.08	$ 0.09

- Record net income available to common shareholders of $3.2 million, or $0.07 per share, in 2013Q1
  - Increase of $1.9 million (151%) from $1.3 million, or $0.03 per share, in 2012Q4
- Record adjusted net income available to common shareholders* of $3.8 million, or $0.09 per share, in 2013Q1 (excludes merger-related expenses and gain on sale of securities)
  - Increase of $236,000 (7%) from $3.5 million, or $0.08 per share, in 2012Q4
  - Earnings growth supported by continued cost reductions
    - Merger integration activities
    - Improved asset quality

(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Net Interest Income

PARKSTERLING

Three Month Results

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Average Balance					
Loans, including fees	$ 746,433	$ 729,163	$ 719,397	$ 1,388,627	$ 1,346,603
Securities	232,291	234,811	219,926	269,152	262,795
Other earning assets	35,036	48,596	59,346	125,143	122,968
Total earning assets	1,013,760	1,012,570	998,669	1,782,922	1,732,366
Interest bearing deposits	706,205	689,810	669,366	1,388,241	1,354,003
Borrowed funds	73,161	68,685	68,883	83,323	85,941
Total interest-bearing liabilities	779,366	758,495	738,249	1,471,564	1,439,944
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 12,110	$ 10,416	$ 10,346	$ 20,269	$ 18,140
Securities	1,269	1,183	1,035	1,063	1,105
Other earning assets	18	43	50	90	78
Total interest income	13,397	11,642	11,431	21,422	19,323
Interest expense - deposits	(1,147)	(1,053)	(971)	(1,268)	(1,015)
Interest expense - borrowed funds	(531)	(489)	(489)	(622)	(572)
Total interest expense	(1,678)	(1,542)	(1,460)	(1,890)	(1,587)
Net interest income	$ 11,719	$ 10,100	$ 9,971	$ 19,532	$ 17,736
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	6.53%	5.75%	5.72%	5.81%	5.46%
Securities	2.20%	2.03%	1.87%	1.57%	1.71%
Other earning assets	0.21%	0.36%	0.34%	0.29%	0.26%
Total earning assets	5.32%	4.62%	4.55%	4.78%	4.52%
Interest bearing deposits	-0.65%	-0.61%	-0.58%	-0.36%	-0.30%
Borrowed funds	-2.92%	-2.86%	-2.82%	-2.97%	-2.70%
Total interest-bearing liabilities	-0.87%	-0.82%	-0.79%	-0.51%	-0.45%
Net interest spread	4.45%	3.81%	3.77%	4.27%	4.08%
Net interest margin	4.65%	4.01%	3.97%	4.36%	4.15%
Adjusted net interest margin*	4.07%	3.90%	3.98%	4.13%	4.15%

- Average earning assets decreased $50.6 million (3%) in 2013Q1 to $1.7 billion
  - Average loans decreased $42.0 million (3%) to $1.3 billion, driven by expected decrease in acquired loans
- Net interest income decreased $1.8 million (9%) in 2013Q1 to $17.7 million
  - Partially due to absence of prior period accelerated accretion ($1.0 million in 2012Q4)
  - Partially due to expected decline in acquired loans
- Adjusted net interest margin* (excludes accelerated accretion) increased 2 basis points in 2013Q1 to 4.15%
  - Average yield on loans remains under competitive pressure
  - Average yield on securities benefited from new investments in credit products
  - Average rate on deposits benefited from merger re-pricing strategies

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

PARKSTERLING

Three Month Results

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Noninterest Income					
Service charges on deposit accts	$ 314	$ 299	$ 324	$ 879	$ 764
Mortgage banking income	461	540	662	815	968
Income from wealth mgmt activities	599	661	665	693	708
ATM and card income	228	223	207	664	598
Income from bank-owned life insurance (BOLI)	259	260	294	450	381
Gain on sale of securities available for sale	-	489	989	-	-
Other noninterest income	94	91	177	307	149
Total noninterest income	$ 1,955	$ 2,563	$ 3,318	$ 3,808	$ 3,568
Adjusted Noninterest Income*					
Total noninterest income	$ 1,955	$ 2,563	$ 3,318	$ 3,808	$ 3,568
Less: gain on sale of securities	-	(489)	(989)	-	-
Adjusted noninterest income	$ 1,955	$ 2,074	$ 2,329	$ 3,808	$ 3,568
Memo Items					
Discretionary assets held	$ 242,128	235,148	248,997	248,026	287,816
Non-discretionary assets held	432,341	434,522	465,742	453,607	515,113
Total wealth management assets	$ 674,469	$ 669,670	$ 714,739	$ 701,633	$ 802,929
Mortgage origination - refi and purchase	$ 33,595	$ 33,071	$ 38,510	$ 32,904	$ 28,817
Mortgage origination - construction loans	10,474	14,868	14,175	13,733	11,022
Total mortgage origination	$ 44,069	$ 47,939	$ 52,685	$ 46,637	$ 39,839

- Noninterest income and adjusted noninterest income* (excludes gain on sale of securities) each decreased $240,000 (6%) in 2013Q1 to $3.6 million
  - Service charges on deposit accounts decreased $115,000 (13%), driven primarily by lower NSF fees
  - Mortgage banking income increased $153,000 (19%), including $89,000 related to impact from ASC 815-10-S99-1 (formerly SAB 109)
  - Income from wealth mgmt activities increased $15,000 (2%)
  - ATM and card income decreased $66,000 (10%), due in part to timing issues related to conversion
  - BOLI income decreased $69,000 (15%), driven partially by lower crediting rates and partially by timing of revenue recognition
  - There was no gain on sale of securities in either 2013Q1 or 2012Q4

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

PARKSTERLING

Three Month Results

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Noninterest Expenses					
Salaries and employee benefits	$ 6,118	$ 5,871	$ 6,314	$ 11,041	$ 8,778
Occupancy and equipment	820	910	928	1,942	1,908
Data processing and service fees	1,291	696	784	1,599	1,653
Legal and professional fees	312	614	1,181	1,077	893
Deposit charges and FDIC insurance	291	250	261	473	487
Communication fees	232	196	198	319	432
Postage and supplies	196	124	112	360	329
Loan and collection expense	244	295	434	248	326
Core deposit intangible amortization	102	102	102	257	257
Advertising and promotion	161	108	144	367	220
Net cost of operation of OREO	522	809	964	1,167	(428)
Other noninterest expense	714	860	781	1,403	1,176
Total noninterest expenses	$ 11,003	$ 10,835	$ 12,203	$ 20,253	$ 16,031
Memo Items					
Total noninterest expenses	$ 11,003	$ 10,835	$ 12,203	$ 20,253	$ 16,031
Merger-related expense	930	434	1,364	3,167	836
Adjusted noninterest expenses*	$ 10,073	$ 10,401	$ 10,839	$ 17,086	$ 15,195
Stock expense (non-cash)	$ 483	$ 508	$ 508	$ 513	$ 525
FTE headcount (#)	267	269	271	458	450

- Noninterest expenses decreased $4.2 million (21%) in 2013Q1 to $16.0 million
  - Includes $2.3 million (74%) decrease in merger-related expenses
- Adjusted noninterest expenses* (excludes merger-related expenses) decreased $1.9 million (11%) in 2013Q1 to $15.2 million
  - Includes $1.6 million (137%) decrease in OREO costs
- Continued advancement of targeted $10.2 million in estimated annual cost savings
  - 2012Q4 quarterly run-rate $2.5 million (13%) below pre-merger combined average run rate
  - 2013Q1 quarterly run-rate $2.7 million (14%) below pre-merger combined average run rate

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in table above)*

Peer Group Comparisons – Earnings Profile

PARKSTERLING

Adjusted Return on Average Assets (%) (annualized)*



1.20
1.00
0.80
0.60
0.40
0.20
0.84
0.61
0.21
0.24
0.35
0.22
0.69
0.25
0.77
0.65
0.71 0.53 0.27
0.81 0.40 0.31
0.98 0.60 0.21
1.01 0.67 0.31
2012Q1
2012Q2
2012Q3
2012Q4
2012Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%) (annualized)*



10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
4.93
3.60
1.23
1.40
2.00
1.26
5.44
1.96
5.90
5.01
7.36 5.34 2.45
7.65 4.51 2.44
9.13 6.55 2.22
9.50 6.78 3.18
2012Q1
2012Q2
2012Q3
2012Q4
2012Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%) (annualized)*



5.00
4.50
4.00
3.50
3.00
2.50
2.00
4.71
4.07
4.10
3.90
4.03
3.98
4.36
4.13
4.15
4.15
4.57 3.94 3.60
4.58 4.12 3.64
4.48 4.08 3.60
4.54 4.10 3.49
2012Q1
2012Q3
2012Q3
2012Q4
2012Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Cost of Interest Bearing Liabilities (%) (annualized)



1.20
1.00
0.80
0.60
0.40
0.20
0.87
0.82
0.79
0.51
0.45
1.11 0.90 0.77
1.00 0.81 0.74
0.96 0.79 0.65
1.01 0.78 0.59
2012Q1
2012Q2
2012Q3
2012Q4
2012Q4
75th %
50th %
25th %
PSTB

Source: SNL and company data

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Balance Sheet Profile

PARKSTERLING

Period-End Balance Sheet Composition

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Cash and equivalents	$ 53,668	$ 75,148	$ 106,536	$ 184,142	$ 122,265
Securities	240,974	227,691	191,401	252,993	304,986
Loans held for sale	8,055	5,331	6,095	14,147	11,659
Total loans - non-covered	727,862	712,506	708,283	1,255,019	1,237,813
Total loans - covered	-	-	-	101,688	91,936
Allowance for loan losses	(9,556)	(9,431)	(9,207)	(10,591)	(10,749)
FDIC loss share receivable	-	-	-	18,697	15,340
Bank-owned life insurance	26,456	26,689	26,945	46,133	46,546
Deferred tax asset	26,456	26,689	29,087	42,629	40,843
OREO - non-covered	16,674	14,744	13,028	18,427	13,597
OREO - covered	-	-	-	6,646	7,654
Goodwill and intangibles	4,569	4,439	4,337	34,375	34,118
Other assets	35,593	35,313	33,683	68,489	67,563
Total assets	$1,130,751	$1,119,119	$1,110,188	$2,032,794	$1,983,571
Noninterest bearing deposits	$ 148,929	$ 158,838	$ 165,899	$ 243,495	$ 256,931
Interest bearing deposits	707,508	683,196	665,776	1,388,509	1,337,890
Total borrowings	68,248	69,172	68,727	101,716	87,060
Other liabilities	13,250	13,727	13,982	23,372	22,705
Total liabilities	937,935	924,933	914,384	1,757,092	1,704,586
Preferred equity	-	-	-	20,500	20,500
Common equity	192,816	194,186	195,804	255,202	258,485
Total liabilities and shareholders' equity	$1,130,751	$1,119,119	$1,110,188	$2,032,794	$1,983,571
Tangible book value per share*	$ 5.87	$ 5.90	$ 5.96	$ 5.02	$ 5.09
Period end dilutive shares	*32,075,367*	*32,138,367*	*32,138,367*	*44,007,593*	*44,079,905*
Memo Items					
Non-acquired loans	$ 386,845	$ 402,357	$ 419,193	$ 507,907	$ 557,646
Acquired performing loans	285,174	262,104	246,267	614,518	556,135
Acquired PCI loans	55,843	48,045	42,823	234,282	215,968
Total loans	$ 727,862	$ 712,506	$ 708,283	$1,356,707	$1,329,749
Tangible common equity to tangible assets*	16.72%	17.02%	17.31%	11.05%	11.51%

(Unaudited; 2012Q4 derived from audited financial statements. Revised to reflect measurement period adjustments to goodwill. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

- Balance sheet decreased $49.2 million (2%), largely as a result of management actions
  - Cash and investments decreased $9.9 million (2%) in connection with reduction in certain higher-priced deposits
  - Total loans (excluding LHFS) decreased $27.0 million (2%), including an $18.3 million (8%) reduction in PCI loans
  - Total OREO decreased $3.8 million (15%)
- Intangibles revised to reflect measurement period adjustments to goodwill from originally reported $32.8 million in 2012Q4 to $34.1 million in 2013Q1
  - Resulted from re-estimation of expected cash flows from loans and OREO covered by loss share agreements
- Tangible common equity to tangible assets* improved from 11.05% to 11.51%

Loan Mix

PARKSTERLING

Period-End Loan Mix

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Commercial and industrial (C&I)	$ 72,094	$ 67,821	$ 70,155	$ 119,132	$ 118,796
CRE - Owner-occupied (CRE-OO)	166,064	161,467	161,360	299,417	285,353
CRE - Investor owned (CRE-NOO)	193,641	197,368	206,808	371,956	367,434
Acquisition, construction and development	87,065	86,612	81,027	140,661	140,869
Other commercial	13,518	13,486	13,059	5,628	4,894
Total commercial loans	532,382	526,754	532,409	936,794	917,346
Residential mortgage	75,377	66,876	58,062	188,532	180,368
Home equity lines of credit (HELOC)	86,029	83,661	82,690	163,625	156,802
Residential construction	24,670	25,559	25,872	52,811	55,205
Other loans to individuals	9,635	10,119	9,839	15,554	20,237
Total consumer loans	195,711	186,215	176,463	420,522	412,612
Deferred fees	(231)	(463)	(589)	(609)	(209)
Total loans	$ 727,862	$ 712,506	$ 708,283	$1,356,707	$1,329,749
Memo Items					
Acquired performing and PCI	$ 341,017	$ 310,149	$ 289,090	$ 848,800	$ 772,103
Acquired performing and PCI as % of total loans	47%	44%	41%	63%	58%

2013Q1 Loan Mix (%)


Resi Construct 4%
C&I 9%
HELOC 12%
CRE - OO 21%
Resi Mortgage 14%
AC&D 11%
CRE - NOO 28%
All Other 42%
Acquired Perform 42%
Acquired PCI 17%
Covered 7%
Non-Covered 93%

- Total loans (excluding LHFS) decreased $27.0 million (2%) in 2013Q1 to $1.3 billion
  - Includes $18.3 million (8%) reduction in PCI loans from both Citizens South and Community Capital mergers
- Continue to experience net new loan production across key metro markets of Charlotte, Raleigh and Wilmington, North Carolina and Charleston and Greenville, South Carolina
  - Generated net origination growth of $7.8 million (7% annualized)
- Approximately 58% of period end loans continue to carry acquisition accounting fair market value adjustments (see next slide for details)

(Unaudited; 2012Q4 derived from audited financial statements. $ in thousands)

Acquired Loan Accounting

PARKSTERLING

Acquired Loan Accounting

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Acquired Loans					
Performing acquired loans	$ 294,300	$ 270,461	$ 254,180	$ 619,498	$ 560,318
Less: remaining FMV adjustments	(9,126)	(8,357)	(7,913)	(9,526)	(7,916)
Performing acquired loans, net	285,174	262,104	246,267	609,972	552,402
FMV adjustments %	*-3.10%*	*-3.09%*	*-3.11%*	*-1.54%*	*-1.41%*
Purchase Credit Impaired (PCI) loans	78,674	63,952	56,422	161,062	152,324
Less: remaining FMV adjustments	(22,831)	(15,907)	(13,599)	(23,745)	(24,120)
PCI loans, net	55,843	48,045	42,823	137,317	128,204
FMV adjustments %	*-29.02%*	*-24.87%*	*-24.10%*	*-14.74%*	*-15.83%*
Covered (performing and PCI)	-	-	-	121,959	109,094
Less: remaining FMV adjustments	-	-	-	(20,448)	(17,597)
Covered, net	-	-	-	101,511	91,497
FMV adjustments %				*-16.77%*	*-16.13%*
Total acquired loans, net	$ 341,017	$ 310,149	$ 289,090	$ 848,800	$ 772,103
Memo Items					
Acquired performing loans	$ 285,174	$ 262,104	$ 246,267	$ 614,518	$ 556,135
Acquired PCI loans	55,843	48,045	42,823	234,282	215,968
Total acquired loans	$ 341,017	$ 310,149	$ 289,090	$ 848,800	$ 772,103
Aggregate FMV adjustment	$ (31,957)	$ (24,264)	$ (21,512)	$ (53,719)	$ (49,633)
Aggregate FMV adjustment to total acquired loans	-9.37%	-7.82%	-7.44%	-6.33%	-6.43%
Accretion to interest income	$ 1,216	$ 1,022	$ 1,302	$ 3,924	$ 3,575
Period end accretable yield	12,778	16,437	18,423	42,734	45,567

- Remain comfortable with adequacy of remaining FMV acquisition accounting adjustments for acquired loans
  - Remaining FMV adjustment of $49.6 million, or 6.43% of acquired loans
  - Potential for future "accounting noise" within any given PCI pool, but aggregate outlook continues to improve
- Period end accretable yield increased $2.8 million (7%) in 2013Q1 to $45.7 million
  - Aggregate PCI loans continue to perform better than expected
  - Continue to benefit from prudent discount rate assumptions

(Unaudited; $ in thousands)

Deposit Mix

PARKSTERLING

Period-End Deposit Mix

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Noninterest bearing DDA	$ 148,929	$ 158,838	$ 165,899	$ 243,495	$ 256,931
MMDA, NOW and savings accounts	329,633	332,648	341,788	758,763	733,493
Time deposits < $250,000	199,072	186,140	172,213	471,094	453,653
Time deposits > $250,000	25,356	23,860	20,205	47,603	46,915
Brokered deposits	153,447	140,548	131,570	111,049	103,829
Total deposits	$ 856,437	$ 842,034	$ 831,675	$1,632,004	$1,594,821
Noninterest bearing DDA	17%	19%	20%	15%	16%
MMDA, NOW and savings accounts	38%	40%	41%	46%	46%
Time deposits < $250,000	23%	22%	21%	29%	28%
Time deposits > $250,000	3%	3%	2%	3%	3%
Brokered deposits	18%	17%	16%	7%	7%
Total deposits	100%	100%	100%	100%	100%
Memo Items					
Core deposits[1]	$ 677,634	$ 677,626	$ 679,900	$1,473,352	$1,444,077
% of total deposits	79.1%	80.5%	81.8%	90.3%	90.5%
Cost of interest bearing deposits	0.65%	0.61%	0.58%	0.36%	0.30%

2013Q1 Deposit Mix (%)



Brokered 7%
DDA 16%
CDs > $250K 3%
CDs < $250K 28%
MMDA, NOW and savings 46%



Non-core 9%
Core 91%

- Total deposits decreased $37.2 million (2%) in 2013Q1 to $1.6 billion
  - Noninterest bearing deposits increased $13.4 million (6%), primarily as a result of continued managerial focus
  - MMDA, NOW and savings accounts decreased $25.3 million (3%), primarily as a result of merger re-pricing strategies
  - Local time deposits decreased $18.1 million (3%), primarily as a result of merger re-pricing strategies
  - Brokered deposits allowed to decrease $7.2 million (7%)
- Approximately 90.5% of period end deposits considered "core" (excludes brokered and local time deposits > $250,000)
- Cost of interest bearing deposits decreased 6 basis points to 0.30% in 2013Q1 as a result of shift in mix and merger re-pricing strategies

(Unaudited; 2012Q4 derived from audited financial statements. $ in thousands)
(1) Core deposits exclude brokered deposits and time deposits > $250,000.

Financial Review:

Capital and Liquidity Ratios Remain Strong

PARKSTERLING

Tier 1 Leverage Ratio (%)


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
14.77
14.92
15.39
11.25
11.72
11.11 10.38 8.89
10.85 10.31 9.22
11.00 9.91 9.25
10.69 10.12 9.65
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


30.00
25.00
20.00
15.00
10.00
5.00
23.98
23.02
22.25
12.27
11.35
16.73 12.37 8.20
15.27 12.72 7.55
15.82 11.00 7.43
15.15 9.96 6.48
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
16.72
17.02
17.31
11.05
11.51
8.63 7.72 6.04
8.40 7.79 6.16
8.57 8.24 6.27
8.62 7.46 6.77
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


30.00
25.00
20.00
15.00
10.00
5.00
24.69
26.11
22.35
16.38
16.93
17.98 15.01 9.35
19.48 14.36 9.98
17.81 15.79 10.15
17.99 14.74 9.47
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB

Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Asset Quality Continues to Improve

PARKSTERLING

Loan Mix by Grade (1)

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Pass Grade	$674,367	$669,984	$673,023	$1,313,367	$1,291,289
Special Mention	16,664	16,832	17,769	22,585	17,759
Classified	37,062	26,153	18,080	21,490	20,910
Gross loans	$728,093	$712,969	$708,872	$1,357,442	$1,329,958
Pass Grade	92.6%	94.0%	94.9%	96.7%	97.1%
Special Mention	2.3%	2.3%	2.5%	1.7%	1.3%
Classified	5.1%	3.7%	2.6%	1.6%	1.6%
Gross loans	100.0%	100.0%	100.0%	100.0%	100.0%

Asset Quality Measures

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Nonaccrual loans	$ 17,703	$ 16,757	$ 9,792	$ 10,374	$ 9,725
Troubled debt restructurings	3,451	3,428	7,390	7,367	7,383
Loans 90+-days past due, and still accruing	698	131	164	77	2
Nonperforming loans	21,852	20,316	17,346	17,818	17,110
OREO (covered and non-covered)	16,674	14,744	13,028	25,073	21,251
Nonperforming assets	$ 38,526	$ 35,060	$ 30,374	$ 42,891	$ 38,361
Nonperforming loans to total loans (%)	3.00%	2.85%	2.45%	1.31%	1.29%
Nonperforming assets to total assets (%)	3.41%	3.13%	2.74%	2.11%	1.93%
Net charge-offs (recoveries)	$ 721	$ 1,024	$ 231	$ (390)	$ 151
Annualized net charge-offs to average loans (%)	0.39%	0.56%	0.13%	-0.11%	0.05%
Adjusted net charge-offs (recoveries) *	$ 721	$ 1,024	$ 231	$ (390)	$ (264)
Adjusted annualized NCOs (recoveries) (%) *	0.39%	0.56%	0.13%	-0.11%	-0.08%

OREO Roll-forward Analysis

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Beginning OREO	$ 14,403	$ 16,674	$ 14,744	$ 13,028	$ 25,073
Additions	4,401	1,778	1,286	2,681	3,157
Acquired OREO	-	-	-	18,957	-
Write-downs	(248)	(793)	(755)	(3,813)	(229)
Sales	(1,882)	(2,914)	(2,247)	(5,780)	(6,750)
Ending OREO	$ 16,674	$ 14,744	$ 13,028	$ 25,073	$ 21,251

- Asset quality continued to improve from already attractive levels
  - Pass Grade loans increased to 97.1% of total loans
  - Nonperforming loans decreased $708,000 (4%) to 1.29% of total loans
  - Nonperforming assets decreased $4.5 million (11%) to 1.93% of total assets
  - OREO decreased $3.8 million (15%) to $21.3 million in 2013Q1
    - Covered OREO of $7.7 million (36% of total) in 2013Q1 compared to $6.7 million (26% of total) in 2012Q4
- Reported $264,000 adjusted net loan recoveries*, or 0.08% of total loans (annualized)
  - Including recognition of previously expensed PCI impairments, reported net charge-offs of $151,000, or 0.05% of total loans (annualized)

(Unaudited; 2012Q4 derived from audited financial statements. $ in thousands)
(1) Loans exclude deferred fees   ** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Allowance for Loan Losses

PARKSTERLING

Allowance for Loan Losses

	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1
Three Months and Period Ended					
Beginning balance	$ 10,154	$ 9,556	$ 9,431	$ 9,207	$ 10,591
Provision expense	123	899	7	994	309
Charge-offs	(828)	(1,262)	(1,102)	(330)	(782)
Recoveries	107	238	871	720	631
Ending Balance	$ 9,556	$ 9,431	$ 9,207	$ 10,591	$ 10,749
Components of Allowance					
Quantitative ("FAS 5")	$ 8,199	$ 7,427	$ 7,730	$ 7,914	$ 8,032
Qualitative ("FAS 5")	142	633	663	995	1,060
Specific ("FAS 114")	1,215	1,117	523	715	1,637
PCI loan impairments ("SOP 03-3")	-	255	291	967	20
Ending Balance	$ 9,556	$ 9,431	$ 9,207	$ 10,591	$ 10,749
Memo Items					
Total loans	$ 727,862	$ 712,506	$ 708,283	$1,356,707	$1,329,749
ALLL to total loans (%)	1.31%	1.32%	1.30%	0.78%	0.81%
Total loans	$ 727,862	$ 712,506	$ 708,283	$1,356,707	$1,329,749
Adjusted allowance*	41,513	33,695	30,719	64,310	60,382
Adjusted allowance to total loans* (%)	5.70%	4.73%	4.34%	4.74%	4.54%

- Allowance for loan losses increased $158,000 (1%) in 2013Q1 to $10.7 million
  - Increase partially driven by higher balance of non-acquired loans
    - Increased $49.7 million (10%) from 2012Q4 (see "Balance Sheet Profile")
  - Additionally driven by extending look back period on several loan types to better capture through-the-cycle loss history
    - Historical time series now covers 12-15 quarters for each loan type (unless minimum applies)
- Remain comfortable with adjusted allowance to total loans* of 4.54%

(Unaudited; 2012Q4 derived from audited financial statements; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

Remain in Top Quartile of Peer Group

PARKSTERLING

NPLs to Total Loans (%)


7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
3.00
2.85
2.45
1.31
1.29
6.16 3.59 2.26
6.40 3.59 2.54
6.11 3.59 1.92
5.29 3.07 1.79
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
3.41
3.13
2.74
2.11
1.93
7.49 4.00 2.82
6.35 3.56 2.81
5.71 3.02 2.66
5.01 2.63 2.45
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)


6.00
5.00
4.00
3.00
2.00
1.00
-
5.70
4.73
4.34
4.74
4.54
1.31
1.32
1.30
0.78
0.81
2.60 1.87 1.54
2.55 2.12 1.44
2.49 2.11 1.42
2.49 1.89 1.42
2011Q4
2012Q1
2012Q2
2012Q3
2012Q3
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Annualized NCOs to Average Loans (%)


2.00
1.50
1.00
0.50
-
(0.50)
0.39
0.56
0.13
0.05
(0.11)
(0.08)
1.53 1.28 0.49
1.75 0.98 0.48
1.84 0.59
1.59 1.13 0.37
2012Q1
2012Q2
2012Q3
2013Q1
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Source: SNL and company data
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Closing Comments

PARKSTERLING

Exceptional Performance in 2013Q1

- Record quarterly earnings
- Continued organic growth in metro markets and key product lines
- Strong asset quality and capitalization
- Successful conversions of data network and core processing systems

Well Positioned for Future Growth

- Potential organic growth opportunities
  - Talent acquisition
  - Product expansion
  - Geographic expansion
- Potential strategic growth opportunities
  - Banking partnerships
  - Specialty finance firms

PARKSTERLING

Reconciliation of Non-GAAP Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	March 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)	September 30, 2012 (Unaudited)	June 30, 2012 (Unaudited)	March 31, 2012 (Unaudited)
Adjusted net income					
Pretax income (as reported)	$ 4,964	$ 2,093	$ 1,079	$ 929	$ 2,548
Plus: merger-related expenses	836	3,167	1,364	434	930
Less: gain on sale of securities	-	-	(989)	(489)	-
Adjusted pretax income	5,800	5,260	1,454	874	3,478
Tax expense	1,995	1,691	467	281	1,118
Adjusted net income	$ 3,805	$ 3,569	$ 987	$ 593	$ 2,360
Preferred dividends	51	51	-	-	-
Adjusted net income available to common shareholders	$ 3,754	$ 3,518	$ 987	$ 593	$ 2,360
Divided by weighted average diluted shares	44,069,053	45,002,747	32,138,554	32,120,402	32,075,398
Adjusted net income available to common shareholders per share	$ 0.09	$ 0.08	$ 0.03	$ 0.02	$ 0.07
Estimated tax rate	*34.40%*	*32.15%*	*32.15%*	*32.15%*	*32.15%*
Adjusted net interest margin					
Net interest income (as reported)	$ 17,736	$ 19,532	$ 9,971	$ 10,099	$ 11,719
Less: accelerated mark accretion	-	(921)	17	(277)	(1,469)
Less: other accelerated accretion	-	(121)	-	-	-
Adjusted net interest income	17,736	18,490	9,988	9,822	10,250
Divided by average earning assets	1,732,366	1,782,922	998,669	1,012,570	1,013,760
Mutiplied by annualization factor	4.06	3.98	3.98	4.02	4.02
Adjusted net interest margin	4.15%	4.13%	3.98%	3.90%	4.07%
Net interest margin	4.15%	4.36%	3.97%	4.01%	4.65%
Adjusted noninterest income					
Noninterest income (as reported)	$ 3,568	$ 3,808	$ 3,318	$ 2,563	$ 1,955
Less: gain on sale of securities	-	-	(989)	(489)	-
Adjusted noninterest income	$ 3,568	$ 3,808	$ 2,329	$ 2,074	$ 1,955
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 16,031	$ 20,253	$ 12,203	$ 10,835	$ 11,003
Less: merger-related expenses	(836)	(3,167)	(1,364)	(434)	(930)
Adjusted noninterest expense	$ 15,195	$ 17,086	$ 10,839	$ 10,401	$ 10,073
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,754	$ 3,518	$ 987	$ 593	$ 2,360
Divided by average assets	1,978,144	2,020,662	1,112,923	1,127,031	1,131,360
Mutiplied by annualization factor	4.06	3.98	3.98	4.02	4.02
Adjusted return on average assets	0.77%	0.69%	0.35%	0.21%	0.84%
Return on average assets	0.65%	0.25%	0.22%	0.24%	0.61%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted allowance for loan losses, adjusted net charge-offs/ recoveries, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) and adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain on sale of securities, as applicable), and adjusted net interest margin (which excludes accelerated mark accretion), and adjusted return on average assets (which excludes merger-related expenses and gain on sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	December 31, 2012 (Unaudited)	December 31, 2012 (Unaudited)	September 30, 2012 (Unaudited)	June 30, 2012 (Unaudited)	March 31, 2012 (Unaudited)
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,754	$ 3,518	$ 987	$ 593	$ 2,360
Divided by: average common equity	258,234	257,335	196,013	194,345	192,398
Mutiplied by: annualization factor	4.06	3.98	3.98	4.02	4.02
Adjusted return on average equity	5.90%	5.44%	2.00%	1.23%	4.93%
Return on average equity	5.01%	1.96%	1.26%	1.40%	3.60%
Tangible common equity to tangible assets					
Total assets	$ 1,983,571	$ 2,032,508	$ 1,110,188	$ 1,119,119	$ 1,130,751
Less: intangible assets	(34,118)	(34,375)	(4,337)	(4,439)	(4,569)
Tangible assets	$ 1,949,453	$ 1,998,133	$ 1,105,851	$ 1,114,680	$ 1,126,182
Total common equity	$ 258,485	$ 255,202	$ 195,804	$ 194,186	$ 192,816
Less: intangible assets	(34,118)	(34,375)	(4,337)	(4,439)	(4,569)
Tangible common equity	$ 224,367	$ 220,827	$ 191,467	$ 189,747	$ 188,247
Tangible common equity	$ 224,367	$ 220,827	$ 191,467	$ 189,747	$ 188,247
Divided by: tangible assets	$ 1,949,453	$ 1,998,419	$ 1,105,851	$ 1,114,680	$ 1,126,182
Tangible common equity to tangible assets	11.51%	11.05%	17.31%	17.02%	16.72%
Tangible book value per share					
Issued and outstanding shares	44,648,165	44,575,853	32,706,627	32,706,627	32,643,627
Deduct: nondilutive restricted stock awards	(568,260)	(568,260)	(568,260)	(568,260)	(568,260)
Period end dilutive shares	44,079,905	44,007,593	32,138,367	32,138,367	32,075,367
Tangible common equity	$ 224,367	$ 222,269	$ 191,467	$ 189,747	$ 188,247
Divided by: period end dilutive shares	44,079,905	44,027,233	32,138,367	32,138,367	32,075,367
Tangible common book value per share	$ 5.09	$ 5.05	$ 5.96	$ 5.90	$ 5.87
Adjusted allowance for loan losses					
Allowance for loan losses	$ 10,749	$ 10,591	$ 9,207	$ 9,431	$ 9,556
Plus: acquisition accounting FMV adjustments to acquired loans	49,633	53,719	21,512	24,264	31,957
Adjusted allowance for loan losses	$ 60,382	$ 64,310	$ 30,719	$ 33,695	$ 41,513
Divided by: total loans (excluding LHFS)	$ 1,329,749	$ 1,356,833	$ 708,283	$ 712,506	$ 727,862
Adjusted allowance for loan losses to total loans	4.54%	4.74%	4.34%	4.73%	5.70%
Adjusted net charge-offs/ recoveries					
Net charge-offs (recoveries)	$ 151	$ (390)	$ 231	$ 1,024	$ 721
Plus: Impact of acquisition accounting related PCI loans	(415)	-	-	-	-
Adjusted net charge-offs (recoveries)	(264)	(390)	231	1,024	721
Divided by: average loans	1,335,224	1,388,627	719,397	729,163	746,433
Mutiplied by: annualization factor	4.06	3.98	3.98	4.02	4.02
Adjusted net charge-offs (recoveries) (annualized)	-0.08%	-0.11%	0.13%	0.56%	0.39%
Net charge-offs (recoveries) (annualized)	0.05%	-0.11%	0.13%	0.56%	0.39%

Special Note

As contemplated during the 2010 public offering, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of the bank holding company. These 568,260 shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights).

Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository on a major exchange
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Institution Name	Ticker	Exchange	State	City	Total Assets 2012Q4 ($)	Market Capitalization* ($ in 000's)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	1,283,687	161.5
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	3,019,052	338.9
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	3,083,788	268.7
4	Capital Bank Financial Corporation	CBF	NASDAQ	FL	Coral Gables	7,295,713	947.5
5	Crescent Financial Bancshares, Inc.	CRFN	NASDAQ	NC	Raleigh	1,085,225	189.4
6	First Bancorp	FBNC	NASDAQ	NC	Troy	3,244,910	251.8
7	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,728,867	309.9
8	First Financial Holdings, Inc.	FFCH	NASDAQ	SC	Charleston	3,215,558	344.3
9	FNB United Corp.	FNBN	NASDAQ	NC	Asheboro	2,151,565	184.9
10	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	1,708,707	169.5
11	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,032,633**	**248.2**
12	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	1,145,456	176.8
13	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	1,013,516	63.4
14	SCBT Financial Corporation	SCBT	NASDAQ	SC	Columbia	5,136,446	845.5
15	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,405,923	476.7
16	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	6,802,259	620.0
17	Yadkin Valley Financial Corporation	YAVY	NASDAQ	NC	Elkin	1,923,438	187.2

** Market capitalization shown as of April 12, 2013.*

Source: SNL
** Market capitalization as of April 12, 2013*